UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2011

IASIS HEALTHCARE LLC
 (Exact name of registrant as specified in its charter)

Delaware	333-117362	20-1150104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Seaboard Lane, Building E Franklin, Tennessee	37067
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 844-2747

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

IASIS Healthcare LLC (“IASIS” or the “Company”) is furnishing this Current Report on Form 8-K to report certain preliminary second quarter fiscal year 2011 results, which are attached hereto as Exhibit 99.1. This Current Report is being furnished in connection with the Offer to Purchase and Consent Solicitation Statement dated April 18, 2011 (the “Offer to Purchase”) by IASIS and IASIS Capital Corporation, a wholly owned subsidiary of the Company, (the “Offerors”), pursuant to which the Offerors have made a cash tender offer to purchase any and all of the $475.0 million aggregate principal amount of their 8.75% Senior Subordinated Notes due 2014 (the “Notes”). Concurrently with the tender offer, the Offerors are seeking consent to amend the indenture under which the Notes were issued.  The contents of Exhibit 99.1 are incorporated by reference into this Item 2.02 and the Offer to Purchase.

The information in this Current Report, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated therein.

These preliminary financial results are subject to change. IASIS’ regularly scheduled earnings release and related conference call is preliminarily scheduled for May 9, 2011 and its Quarterly Report on Form 10-Q for the second fiscal quarter of 2011 will be filed following such regularly scheduled earnings release.

Some of the statements made by IASIS in this Current Report on Form 8-K are forward-looking within the meaning of the federal securities laws, which are intended to be covered by the safe harbors created thereby. Those forward-looking statements include all statements that are not historical statements of fact and those regarding IASIS’ intent, belief or expectations including, but not limited to, IASIS’ articulated objectives and expectations and other statements contained herein that are not historical facts. Forward-looking statements involve known and unknown risks and uncertainties that may cause actual results in future periods to differ materially from those anticipated in the forward-looking statements. These risk factors and uncertainties are more fully described in IASIS’ Annual Report on Form 10-K for the fiscal year ended September 30, 2010, and in IASIS’ other filings with the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

Exhibit 99.1 – IASIS Healthcare Expected Second Fiscal Quarter 2011 Results dated April 25, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IASIS HEALTHCARE LLC

By:	/s/ John M. Doyle
John M. Doyle
Chief Financial Officer

Date: April 25, 2011